                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR
                 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  May 12, 1997





                                AUTOIMMUNE INC.
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            (Exact name of registrant as specified in its charter)



        Delaware                     0-20948               13-3489062
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(State of incorporation          (Commission           (IRS Employer
 or organization)                File Number)          Identification No.)

       128 Spring Street, Lexington, MA                   02173
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    (Address of principal executive offices)            (Zip Code)


                Registrant's telephone number:   (617) 860-0710
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                                     N/A
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        (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.
         -------------

     AutoImmune Inc. has received preliminary results from two Phase II trials for Colloral(R) for the treatment of rheumatoid arthritis. Both trials demonstrated positive trends for Colloral, although statistical significance was not demonstrated versus placebo. Based on the data from these and previous trials, the Company believes that Colloral has therapeutic benefit, but may require further development before entering Phase III trials. The Company will conduct additional analysis of the Colloral data before defining the next development steps for this product.

     One of the completed Phase II trials was a dose refinement trial, in which patients received 5, 20, or 60 microgram (mcg) doses of the drug versus placebo. Only patients with rheumatoid arthritis for nine years or less were admitted to the study. The most favorable trends from baseline were the 60 mcg dose. Colloral was safe and well tolerated by patients at all dose levels.

     The second Phase II trial was designed to determine the clinical impact of Colloral on patients abruptly withdrawn from methotrexate, a frequently used disease modifying anti-rheumatic drug (DMARD). Patients received either 20 mcg of Colloral or placebo, and were observed for six months. On an intent-to-treat basis, more patients had a positive response by the Paulus criteria in the Colloral group than the placebo group. Those patients who did not complete the primary protocol were allowed to resume DMARD therapy if their physicians deemed it necessary. Although more patients on Colloral than on placebo resumed DMARD treatment, patients who continued on Colloral without DMARDs showed a therapeutic benefit versus the matching placebo group. Colloral was again found to be safe and well tolerated.

     The presence of anti-type collagen antibodies in patients at baseline was not a predictor of response to Colloral.

     A third Phase II trial comparing Colloral to an active control remains ongoing. Patients in the third Phase II trial are receiving either Colloral or the anti-inflammatory drug, hydroxycholoroquine. The patients entered in this trial were failing non-steroidal therapy and had not previously been treated with DMARDS. Independent statisticians have conducted an interim analysis of this study and recommended that the trial continue to completion. The Company expects to receive a preliminary analysis of the results in July 1997.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              AUTOIMMUNE INC.


                              By:  /s/ Robert C. Bishop
                                   -------------------------------------------
                                   Robert C. Bishop, Ph.D.
                                   President and Chief Executive Officer

Date:  May 19, 1997

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